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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                                 MARCH 27, 2003
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))



                              ISTAR FINANCIAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          MARYLAND                   1-15371                    95-6881527
(STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)           IDENTIFICATION NUMBER)



            1114 AVENUE OF THE AMERICAS, 27TH FLOOR                  10036
                      NEW YORK, NEW YORK                           (ZIP CODE)
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (212) 930-9400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 9.     REGULATION FD DISCLOSURE

The Annual Report on Form 10-K for the year ended December 31, 2002 filed by iStar Financial Inc. on March 27, 2003 was accompanied by certifications of iStar Financial's Chief Executive Officer and its Chief Financial Officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002. Copies of the certifications are furnished as
Exhibit 99.1 to this report.



ITEM 7.     EXHIBITS

      99.1 Certifications of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
            Section 906 of The Sarbanes-Oxley Act of 2002, together with Securities and Exchange Commission transmittal letter.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           iSTAR FINANCIAL INC.



Date:    March 27, 2003              By:   /S/ JAY SUGARMAN
                                           ----------------
                                           Jay Sugarman
                                           Chairman and Chief Executive Officer


Date:    March 27, 2003              By:   /S/ CATHERINE D. RICE
                                           ---------------------
                                           Catherine D. Rice
                                           Chief Financial Officer

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